UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): August 27, 2013

FIRST KEYSTONE CORPORATION

(Exact name of registrant as specified in its Charter)

PENNSYLVANIA	2-88927	23-2249083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (570) 752-3671

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS

Effective August 27, 2013, First Keystone Corporation, parent company of First Keystone Community Bank, adopted amendments to its Code of Ethics. Among other things, the amendments clarify that the Code of Ethics applies to directors, indicates the dollar amount of gifts received from vendors, customers and suppliers that require a report to be made to the Chief Financial Officer, deletes the reference to community involvement, and adds provisions dealing with political contributions, internal controls of assets, compliance with applicable laws and candor in dealing with banking regulators, auditors and attorneys. The Code of Ethics, as amended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable
(b)	Not Applicable
(c)	Not Applicable
(d)	Exhibits

Exhibit No.	Description

99.1	Code of Ethics of First Keystone Corporation dated August 27, 2013.

Signatures

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

FIRST KEYSTONE CORPORATION

(Registrant)

By:	/s/ Matthew P. Prosseda
Matthew P. Prosseda
President and CEO

Date:	August 27, 2013

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Code of Ethics of First Keystone Corporation dated August 27, 2013	5

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